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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              September 28, 2000
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                       CHROMAVISION MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware                   0-22677               75-2649072
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   (State or Other Jurisdiction        (Commission            (IRS Employer
         of Incorporation)             File Number)        Identification No.)


33171 Paseo Cerveza, San Juan Capistrano, California             92675
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     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code          (949) 443-3355
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 28, 2000 ChromaVision Medical Systems, Inc. ("ChromaVision") consummated the private placement of an aggregate of 560,693 newly issued shares of its Common Stock and warrants to purchase an aggregate of 56,070 additional shares of its Common Stock to two institutional investors, a wholly-owned subsidiary of Safeguard Scientifics, Inc. and incuVest LLC. The purchase price per share was $12.48 and was based upon an average of high and low trading prices of ChromaVision's Common Stock for a 20-day period prior to the sale.

         ChromaVision has also agreed to issue aditional shares of its Common Stock and warrants to purchase Common Stock to one of the investors for an aggregate purchase price of $5,000,000 prior to December 31, 2000. Of the $12,000,000 aggregate purchase price, $5,000,000 was purchased by a wholly-owned subsidiary of Safeguard Scientifics, Inc., $2,000,000 was purchased by incuVest LLC, a private investment fund and an existing stockholder of ChromaVision and the remaining $5,000,000 will also be purchased by incuVest LLC. Safeguard Scientifics, Inc. already held approximately 27% of ChromaVision's outstanding shares. The shares still to be purchased by incuVest will be priced at a small premium over the $12.48 per share to reflect the time value of money resulting from the later closing date.


ITEM 5.  OTHER EVENTS.

         On September 28, 2000 ChromaVision amended its Stockholder Rights Plan, which had been adopted in March 1999 and was amended by the Amendment to Rights Agreement dated as of June 21, 1999. The Stockholder Rights Plan provides for the distribution of rights to purchase additional shares of capital stock of ChromaVision in the event any person, entity or group acquires beneficial ownership of 15% or more of the outstanding Voting Shares of ChromaVision. "Voting Shares" is defined in the Plan to mean Common Stock and any other shares of capital stock of the Company entitled to vote generally in the election of directors or to approve any merger, consolidation, sale of all or substantially assets of the Company, liquidation, dissolution or winding up. Presently the only Voting Shares outstanding are the shares of Common Stock.

         The Plan included an exception for acquisitions of shares by persons, entities or groups who, as of February 10, 1999, were the beneficial owner of more than 15% of the outstanding shares of Common Stock of the Company. (These beneficial owners are refered to below as "Existing 15% Owners.") That exemption in the Plan applied only if (1) an Existing 15% Owner continued to own at least 15% of the Voting Shares of the Company and (2) did not acquire additional Voting Shares which would cause the Existing 15% Owner's beneficial ownership of Voting Shares to exceed 40% of the number of shares outstanding.

         Amendment No. 2 to the Plan makes three changes. First, it exempts from the provision described above the acquisition of 400,495 shares of Common Stock and warrants to purchase an additional 40,050 shares of Common Stock acquired by Safeguard Delaware, Inc., a


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wholly-owned subsidiary of Safeguard Scientifics, Inc. from ChromaVision in a private placement on September 28, 2000. Second, it amends the definition of "15% Stockholder" to exclude any Exempted Group. Third, it defines Exempted Group as any group consisting of Safeguard Scientifics, Inc., its affiliates and associates, and incuVest LLC, a limited liability company and its affiliates and associates, but only so long as (i) Safeguard Scientifics, Inc. and its affiliates and associates beneficially own more than a majority of the Voting Shares of ChromaVision beneficially owned in the aggregate by Safeguard Scientifics, Inc., its affiliates and associates, incuVest LLC and its affiliates and associates and (ii) Safeguard Scientifics, Inc., its affiliates and associates, and incuVest LLC and its affiliates and associates do not beneficially own in the aggregate more than 45% of the Voting Shares of ChromaVision then outstanding.

ITEM 7.  EXHIBITS.

                  2.1 Stock Purchase Agreement dated September 28, 2000 between ChromaVision, Safeguard Delaware, Inc., a wholly-owned subsidiary of Safeguard Scientifics, Inc., and incuVest LLC.

                  4.1. Summary of the Rights issued pursuant to the Rights Agreement.*

                  4.2. Rights Agreement, dated as of February 10, 1999, between ChromaVision and Harris Trust Company of California, as Rights Agent.*

                  4.3. Amendment to Rights Agreement dated June 21, 1999 between ChromaVision and Harris Trust Company of California, as Rights Agent.**

                  4.4 Certificate of Designations of Series C Preferred Stock.*

                  4.5 Amendment No. 2 to Rights Agreement dated September 28, 2000 between ChromaVision and Harris Trust Company of California, as Rights Agent.

                  *Incorporated by reference from the Registrant's Current
                   Report on Form 8-K filed with the Securities Exchange Commission on March 12, 1999.

                  **Incorporated by reference from the Registrant's Current
                    Report on Form 8-K filed with the Securities Exchange Commission on July 2, 1999.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2000                CHROMAVISION MEDICAL SYSTEMS INC.


                                       By:   /s/  Kevin C. O'Boyle
                                             -----------------------------------
                                       Name: Kevin O'Boyle
                                       Its:  Senior Vice President of Operations
                                             and Chief Financial Officer
                                             (Duly Authorized Officer of the
                                             Registrant)


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                                  EXHIBIT INDEX


  Exhibit                                                               Sequentially
  Number       Description                                              Numbered Page*
  ------       -----------                                              --------------

    2.1 Stock Purchase Agreement dated September 28, 2000 between ChromaVision, Safeguard Delaware, Inc., a wholly-owned subsidiary of Safeguard Scientifics, Inc., and incuVest LLC.

    4.1        Summary of the Rights issued pursuant to the
               Rights Agreement                                                *

    4.2        Rights Agreement, dated as of February 10,
               1999, between ChromaVision and
               Harris Trust Company of California, as
               Rights Agent                                                    *

    4.3        Amendment to Rights Agreement dated June 23,
               1999 between ChromaVision and Harris Trust
               Company of California, as Rights Agent.                         **

    4.4        Certificate of Designations of Series C Preferred
               Stock                                                           *

    4.5        Amendment No. 2 to Rights Agreement dated
               September 28, 2000 between ChromaVision and
               Harris Trust Company of California, as Rights Agent.



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*Incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities Exchange Commission on March 12, 1999

**Incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities Exchange Commission on July 2, 1999.



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